Exhibit 10.1d

          AMENDMENT NO. 4

        This AMENDMENT NO. 4, dated as of August 22, 2005 (“Amendment”), is entered into by and among O’SULLIVAN INDUSTRIES, INC., a Delaware corporation (“OSI”), O’SULLIVAN FURNITURE FACTORY OUTLET, INC., a Missouri corporation (“OSF”), O’SULLIVAN INDUSTRIES – VIRGINIA, INC., a Virginia corporation (“OSV” and together with OSF and OSI, each a “Borrower” and collectively and jointly and severally, the “Borrowers”), O’SULLIVAN INDUSTRIES HOLDINGS, INC., a Delaware corporation (“Holdings”), the persons designated as “Lenders” on the signature pages hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the “Agent”).

         WHEREAS, Borrowers, Holdings, the Lenders (as defined therein) and Agent are party to the Credit Agreement, dated as of September 29, 2003, as amended by Amendment No. 1 thereto, dated as of October 29, 2003, and Amendment and Consent No. 2, dated as of May 5, 2004, and Amendment and Consent No. 3, dated as of August 17, 2005 (including all annexes, exhibits and schedules thereto, the “Credit Agreement”; all capitalized terms defined in the Credit Agreement and not otherwise defined herein have the meanings assigned to them in the Credit Agreement or in Annex A thereto);

         WHEREAS, Borrowers and Requisite Lenders, subject to Section 3 hereof, wish to amend the Credit Agreement in the manner set forth below;

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrowers, Credit Parties, Requisite Lenders and Agent agree as follows:

SECTION 1.
AMENDMENT

Subject to the satisfaction of the conditions to effectiveness referred to in Section 2 hereof:

(a)	Section 2.10 of the Credit Agreement is hereby amended by deleting the following sentence that occurs at the end of such subsection:

“With respect to (1) account number 003481045018 maintained by Borrowers with Bank of America, N.A. and (2) account number 1175257 maintained by Borrowers with Royal Bank of Canada, subject to the right of Agent to send a notice commencing an Activation Period for such accounts, Borrowers shall be permitted to keep an amount not to exceed $600,000 in such accounts, and if the amount deposited in such accounts as of the close of any Business Day exceeds $600,000 in the aggregate, then on the following Business Day, Borrowers shall transfer the amount of such excess over $600,000 into any account other than the foregoing accounts that is also subject to a Blocked Account Agreement.”

         and inserting in lieu thereof the following:

With respect to (1) account numbers 580100094951 and 003481045018 maintained by Borrowers with Bank of America, N.A. and (2) account number 1175257 maintained by Borrowers with Royal Bank of Canada (collectively, the “Non-Activated Accounts”), Borrowers shall be permitted to keep an amount not to exceed $600,000 in the aggregate in the Non-Activated Accounts, and if the amount deposited the Non-Activated Accounts as of the close of any Business Day exceeds $600,000 in the aggregate, then on the following Business Day, Borrowers shall transfer the amount of such excess over $600,000 into any account other than the Non-Activated Accounts that is also subject to a Blocked Account Agreement. Borrowers’ ability to maintain an amount up to $600,000 in the Non-Activated Accounts as provided herein is subject to Agent’s ability to send a notice commencing an Activation Period for the Non-Activated Accounts at any time or from time to time regardless of whether or not a Default or Event of Default under the Credit Agreement has occurred or is continuing.”

SECTION 2.
CONDITIONS TO EFFECTIVENESS

        This Amendment shall become effective on the date (the “Effective Date”) that Agent shall have received one or more counterparts of this Amendment executed and delivered by Borrowers, Holdings, Agent and the Requisite Lenders.

SECTION 3.
LIMITATION ON SCOPE

        Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendment and consent set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of Borrowers or any other Credit Party requiring the consent of Agent or Lenders except to the extent specifically provided for herein. Agent and Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against Borrowers or any other Credit Party for any existing or future Defaults or Event of Default.

SECTION 4.
MISCELLANEOUS

(a)	Borrowers hereby represent and warrant as follows:

(i) This Amendment has been duly authorized and executed by Borrowers and each other Credit Party, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of Borrowers and each other Credit Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general; and

(ii) Borrowers repeat and restate the representations and warranties of Borrowers contained in the Credit Agreement (other than those set forth in Sections 5.2 and 5.9 thereof) as of the date of this Amendment and as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided, however, Borrowers make no representation or warranty under Section 5.19 of the Credit Agreement regarding their performance of Contractual Obligations to the extent such Contractual Obligations refer to the Borrowers’ failure to pay interest on the Senior Notes due on July 15, 2005.

(b)	This Amendment is being delivered in the State of New York.

(c)	Borrowers and the other Credit Parties hereby ratify and confirm the Credit Agreement as amended hereby, and agree that, as amended hereby, the Credit Agreement remains in full force and effect.

(d)	Borrowers and the other Credit Parties agree that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment.

(e)	This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(f)	All references in the Loan Documents to the “Credit Agreement” and in the Credit Agreement as amended hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Credit Agreement as amended by this Amendment (as well as by all subsequent waivers, amendments, restatements, modifications and supplements thereto).

(g)	Each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment”: Section 9.3 (Notices), Section 9.6, (Severability), Section 9.8 (Headings), Section 9.9 (Applicable Law), Section 9.12 (Construction), Section 9.15 (Waiver of Jury Trial) and Section 9.17 (Entire Agreement).

         [SIGNATURE PAGE FOLLOWS]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWERS:

O'SULLIVAN INDUSTRIES, INC. as a Borrower

By:	/s/ Rick A. Walters
Name:	Rick A. Walters
Title:	CFO

O'SULLIVAN FURNITURE FACTORY OUTLET, INC. as a Borrower

By:	/s/ Rick A. Walters
Name:	Rick A. Walters
Title:	CFO

O'SULLIVAN INDUSTRIES - VIRGINIA, INC. as a Borrower

By:	/s/ Rick A. Walters
Name:	Rick A. Walters
Title:	CFO

CREDIT PARTIES:

O'SULLIVAN INDUSTRIES HOLDINGS, INC.

By:	/s/ Rick A. Walters
Name:	Rick A. Walters
Title:	CFO

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By:	/s/ Kyle S. Middleton
Name:	Kyle S. Middleton
Title:	Duly Authorized Signature